SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2012

BLUEGREEN CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

0-19292	03-0300793
(Commission File Number)	(IRS Employer Identification No,)

4960 Conference Way North, Suite 100, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 912-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2012, we extended the maturity and modified the terms of our existing loan primarily collateralized by our Bluegreen Club 36 resort in Las Vegas, Nevada (the “Club 36 Loan”) with Resort Finance America (“RFA”). The Club 36 Loan had a balance of $18.1 million on March 30, 2012. The maturity date for the Club 36 Loan was June 30, 2012, but has now been extended at least until December 31, 2012. At our option, as long as no event of default has occurred and is continuing and for additional fees, we can further extend the maturity for up to 50% of the current balance until June 30, 2012. The Club 36 Loan bears interest at 10%. Principal payments are effected through agreed-upon release prices as timeshare interests in the Club 36 resort or as other real estate that serves as collateral under for the Club 36 Loan are sold.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.100 -

Fifth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitment, dated as of March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc., Bluegreen Nevada, LLC, and Bluegreen Corporation, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.

10.101 -

Amendment No. 2 to and Ratification of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc. and Bluegreen Nevada, LLC, collectively as Trustor, and Resort Finance America, LLC, as successor-in-interest by assignment from GMAC Commercial Finance LLC, in turn as successor-in-interest by assignment from Residential Funding Company, LLC, as Original Beneficiary.

10.102 -

Amendment No. 5 and Addendum to Revolving Promissory Note (AD&C Loan), dated as of March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc. and Bluegreen Nevada, LLC, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.

10.103 -

Compliance Certificate, dated March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc., Bluegreen Nevada, LLC, and Bluegreen Corporation, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2012

By:	/S/ ANTHONY M. PULEO
Anthony M. Puleo
Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

10.100 -

Fifth Modification Agreement (AD&C Loan Agreement) and Amendment to Project Loan Commitment, dated as of March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc., Bluegreen Nevada, LLC, and Bluegreen Corporation, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.

10.101 -

Amendment No. 2 to and Ratification of Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc. and Bluegreen Nevada, LLC, collectively as Trustor, and Resort Finance America, LLC, as successor-in-interest by assignment from GMAC Commercial Finance LLC, in turn as successor-in-interest by assignment from Residential Funding Company, LLC, as Original Beneficiary.

10.102 -

Amendment No. 5 and Addendum to Revolving Promissory Note (AD&C Loan), dated as of March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc. and Bluegreen Nevada, LLC, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.

10.103 -	Compliance Certificate, dated March 30, 2012, by and among Bluegreen Vacations Unlimited, Inc., Bluegreen Nevada, LLC, and Bluegreen Corporation, collectively as Borrower, and Resort Finance America, LLC, successor-by-assignment to GMAC Commercial Finance, LLC, as Lender.